UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

HORIZON MINERALS CORP.
(Exact name of Registrant as specified in charter)

Nevada	333-176798	41-2281448
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 23, Citigroup Tower 33 Huayuanshiqiao Road Pudong, Shanghai 200120
PRC China
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(+011) (+507) 224-9709

1st Avenue, Parque Lefevre, House #80
Panama City, Panama
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT

On March 25, 2013, Mr. Yan Ming Lui acquired an aggregate of 3,000,000 shares of common stock of the Registrant from Mr. Claudio Ferrer.  The purchase was made in a private transaction not involving the Registrant pursuant to Section 4(1) of the Securities Act of 1933, as amended.

Subsequent to the transactions, Mr. Lui became the majority shareholder of the Registrant, owning approximately 54.5% of the Registrant’s issued and outstanding common stock.  Cladio Ferrer is no longer a principal shareholder of the Registrant.

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On March 25, 2013, the Registrant’s Board of Directors appointed Yan Ming Lui as a Director to fill a vacancy on the board.

On March 25, 2013, Claudio Ferrer submitted his resignation as President, Secretary and Director of the Registrant.  Mr. Ferrer continues to serve as the Registrant’s Corporate Treasurer.

On March 25, 2013, the Board of Directors of the Registrant elected Mr. Lui to fill the vacancy in the offices of President and Secretary of the Registrant.  Mr. Lui is a venture capitalist currently residing in Shanghai, PRC where he has been providing corporate advisory services to private and public companies for over 10 years. Previous to this he was an associate at Fortune Capital Management Ltd., a Hong Kong investment banking firm, where he provided financial advisory services to clients in the natural resources and industrial sectors. His primary focus and area of expertise is in mergers and acquisitions, strategic due diligence, project positioning evaluation and corporate finance. Currently, he assists companies in accessing financing opportunities in Asia and abroad. As President, Mr. Lui will oversee the development of the company’s assets with an emphasis on revenue creation through production.

There are no family relationships among any of current or former directors or executive officers.

Mr. Lui has not had any material direct or indirect interest in any of the Registrant’s transactions or proposed transactions over the last two years.

At this time, the Registrant has no specific compensation arrangements with Mr. Lui.

ITEM 8.01           OTHER EVENTS

Following the transactions described above, our corporate offices have been moved. Our new office address is Level 23, Citigroup Tower, 33 Huayuanshiqiao Road, Pudong, Shanghai 200120, PRC China.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON MINERALS CORP.
(Registrant)

Signature	Title	Date

/s/ Yan Ming Lui	Chief Executive Officer	April 2, 2013
Yan Ming Lui

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